TRANSFER AND REGISTRATION RIGHTS AGREEMENT
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     This Transfer and Registration  Rights Agreement  ("Agreement") is executed by ParkerVision, Inc., a Florida corporation, with an office at 8493 Baymeadows Way, Jacksonville, Florida 32256 (hereinafter referred to as the "ISSUER") and Peconic Fund Ltd., a company organized in The Cayman Islands, with an office at the address on the signature page hereof (hereinafter referred to as the ("PURCHASER") in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

     By Subscription Agreement between the ISSUER and Leucadia National Corporation ("Leucadia") dated May 22, 2000, Leucadia purchased 529,475 shares of the ISSUERS's Common Stock, $.01 par value ("Common Stock"), and a common stock purchase option to purchase 529,475 shares of Common Stock.

     By agreement between Leucadia and PURCHASER dated the date hereof, Leucadia has sold to PURCHASER 34,592 shares of Common Stock ("Shares") and a portion of the common stock purchase option to purchase 34,592 shares of Common Stock ("Purchase Option") which it purchased from ISSUER.

     Each of the parties hereto represents and warrants to, and agrees with, the other as follows:

     1.   PURCHASER REPRESENTATIONS.

     (a) TRANSACTIONAL REPRESENTATIONS. PURCHASER represents and warrants to ISSUER as follows:

          1. PURCHASER is purchasing the Shares and Purchase Option (including the underlying Common Stock) for its own account for investment purposes and not with a view toward distribution.

          2. PURCHASER understands that the Shares and Purchase Option (and the underlying Common Stock) have not been registered under the Securities Act and that such securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. PURCHASER further understands that the Shares and Purchase Option (and underlying Common Stock) may not be offered, resold, pledged or otherwise transferred by such PURCHASER except: A) (1) pursuant to an effective registration statement under the Securities Act, or (2) pursuant to an available exemption from the registration requirements of the Securities Act; and B) in accordance with all applicable securities laws of the states of the United States and other jurisdictions;

          3. PURCHASER understands that the purchase of the Shares and Purchase Option (and underlying Common Stock) involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the securities, including the total loss of its investment;

          4. PURCHASER understands that the Shares and Purchase Option (and underlying Common Stock) are being sold to it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the ISSUER is relying upon the truth and accuracy of the representations, warranties,

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          agreements,  acknowledgments and understandings of PURCHASER set forth herein;

          5. PURCHASER is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investment, and to make an informed decision relating thereto; and

          6. In evaluating its investment, PURCHASER has consulted its own investment and/or legal and/or tax advisors.

     (b) CURRENT PUBLIC INFORMATION. PURCHASER acknowledges that PURCHASER has available to it copies of the ISSUER's Annual Report on Form 10-K for the year ended December 31, 1999, as amended by Form 10-K/A, and Form 10-Q for the quarter ended March 31, 2000, and Proxy Statement for the Annual Meeting to be held July 13, 2000, all as filed with the Securities and Exchange Commission (the "SEC"). PURCHASER further acknowledges that PURCHASER has read and understands the Risk Factors set forth in Exhibit 99.1 to the ISSUER's Form 10-K for the year ended December 31, 1999.

     (c) INDEPENDENT INVESTIGATION; ACCESS. PURCHASER acknowledges that, in making its decision to purchase the Shares and Purchase Option, it has relied on the publicly available information about the ISSUER and upon independent investigations made by it and its representatives, if any.

     (d) NO GOVERNMENT RECOMMENDATION OR APPROVAL. PURCHASER understands that no federal or state agency has passed on or made any finding or determination relating to the fairness of an investment in the Shares and Purchase Option, or has passed or made, or will pass on or make, any recommendation or endorsement of the Shares and Purchase Option.

     2. LEGEND. PURCHASER understands that the ISSUER will instruct its transfer agent to place a stop transfer order with respect to the certificates representing the Shares and that such certificates will bear the following legend, as well as a legend describing the restriction referred to in Section 3(b) hereof: "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Transfer of these shares is prohibited except pursuant to registration under the Securities Act or pursuant to an available exemption from registration."

     3.   REGISTRATION RIGHT.

          (a) REGISTRATION. The ISSUER shall file a registration statement under the Securities Act ("Registration Statement") with the Securities and Exchange Commission registering the Shares and the shares underlying the Purchase Option for re-offer and re-sale. The ISSUER agrees to have the Registration Statement declared effective by May 23, 2001, the first anniversary of the purchase of the original issuance of the securities by Leucadia
               ("Anniversary"). Once the Registration Statement is declared effective, the ISSUER shall keep the Registration Statement effective and current until all the securities registered thereunder are sold or may be sold freely by PURCHASER in any 90 day period without registration under an appropriate

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               exemption under the Securities Act. If the Registration Statement has not been declared effective by the Anniversary or, if it is so declared effective but after the Anniversary becomes subject to a stop order or is not otherwise current for use by PURCHASER, then during such periods, the PURCHASER may have such securities included on any other applicable registration statement filed by ISSUER, which "piggyback" registration rights will be subject to such reasonable terms as are ordinarily offered to investors purchasing similar securities to those purchased under this Subscription Agreement.

          (b) PUBLIC RESALE LIMITATION. The PURCHASER agrees that it will not sell any of the Shares or shares of Common Stock underlying the Purchase Option pursuant to the Registration Statement prior to the Anniversary, without the written consent of the ISSUER, which consent may be withheld for any reason without explanation.

          (c) TERMS. The ISSUER shall bear all of its fees and expenses attendant to registering the Shares, but PURCHASER shall pay any and all underwriting commissions and the expenses of any legal counsel selected by PURCHASER to represent it in connection with the registration or sale of the Shares. Promptly upon request, ISSUER will provide to PURCHASER such number of copies of the prospectus forming a part of the Registration Statement as are reasonably requested by the PURCHASER, and all supplements to such prospectus. ISSUER will promptly notify PURCHASER at any time that the Registration Statement or the prospectus may not be used either due to the change of material information contained therein or the omission of material information therefrom or upon the receipt by the ISSUER of a cease and desist or stop order of the Securities and Exchange Commission. The ISSUER will use its commercially reasonably efforts to amend or supplement the Registration Statement to permit its continued use by the PURCHASER.

          (d) INDEMNIFICATION BY THE ISSUER. The ISSUER agrees to indemnify and hold harmless PURCHASER, its directors and officers and each person, if any, who controls PURCHASER within the meaning of the Securities Act and/or the Securities Exchange Act of 1934, as amended ("Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which PURCHASER or such person may become subject, under the Securities Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
               (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any prospectus or registration statement for the Shares or (B) in any blue sky application or other document executed by the ISSUER specifically for blue sky purposes or based upon any other written information furnished by the ISSUER or on its behalf to any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission by the ISSUER to state in any prospectus or registration statement for the Shares or in any Blue Sky Application a material fact required to be stated therein or necessary to make

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               the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse PURCHASER and each such person for any legal or other expenses reasonably
               incurred  by  PURCHASER  or  such  person  in   connection   with
               investigating  or  defending  any  such  loss,   claim,   damage,
               liability or action; provided, however, that the ISSUER will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information regarding PURCHASER which is furnished in writing to the ISSUER by PURCHASER or its representatives for inclusion in any registration statement for the Shares or any such Blue Sky Application ("Non-Indemnity Events").

          (e) INDEMNIFICATION BY THE PURCHASER. The PURCHASER agrees to indemnify and hold harmless the ISSUER, each officer and director of the ISSUER, and each person, if any, who controls the ISSUER within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the ISSUER or such person may become subject, under the Securities Act, Exchange Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Non-Indemnity Event; and will reimburse the ISSUER and such persons for any legal or other expenses reasonably incurred by the ISSUER in connection with investigating or defending any such loss, claim, damage, liability or action provided that such loss, claim, damage or liability is found ultimately to arise out of or be based upon any Non-Indemnity Event; provided that the maximum amount of the indemnification payments by PURCHASER shall not exceed the net sale proceeds of any of the Shares or shares of Common Stock underlying the Purchase Option sold by the PURCHASER pursuant to the registration statement.

          (f) PROCEDURE. Promptly after receipt by an indemnified party under this Section 3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 3 as to the particular item for which indemnification is then being sought (if such failure materially prejudices the indemnifying party), but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of

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               investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

          (g) CONTRIBUTION. If the indemnification provided for in this Section 3 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the ISSUER on the one hand, and of the PURCHASER on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the ISSUER on the one hand, and the PURCHASER on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the ISSUER, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (h) EQUITABLE CONSIDERATIONS. The ISSUER and the PURCHASER agree that it would not be just and equitable if contribution pursuant to this Section 3 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

          (i) ATTORNEYS' FEES. The amount payable by a party under this Section 3 as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim (including, without limitation, fees and disbursements of counsel incurred by an indemnified party in any action or proceeding between the indemnifying party and indemnified party or between the indemnified party and any third party or otherwise).

          (j) DOCUMENTS TO BE DELIVERED BY PURCHASER. PURCHASER shall furnish to the ISSUER a completed and executed questionnaire provided by the ISSUER requesting information customarily sought of selling security holders.

     4. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the rulings of the laws of the State of Florida without regard to conflicts of law. The ISSUER and PURCHASER each hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this agreement shall be brought and enforced in the courts of the State of Florida or of the United States of America for the Middle District of Florida, Jacksonville Division and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The ISSUER and PURCHASER hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be

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served  upon the  ISSUER  and  PURCHASER  may be served by  transmitting  a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at its address set forth herein. Such mailing shall be deemed personal service and shall be legal and binding upon the ISSUER and PURCHASER in any action, proceeding or claim. The ISSUER and PURCHASER agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

     5. ENTIRE AGREEMENT. This Agreement and the Purchase Option issued to PURCHASER constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warrants, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

     6. NOTICES. Any notice or other document required or permitted to be given or delivered to the parties to this Subscription Agreement shall be personally delivered or sent by facsimile or other form of electronic transmission to the party at the address or addresses or telecopier number on the signature page hereto. Unless otherwise specified in this agreement, all notices and other documents given under this agreement shall be deemed to have been duly given when delivered, if personally delivered, and when transmitted if sent by facsimile or other form of electronic transmission.

     IN WITNESS WHEREOF, this Agreement was duly executed on the date first written below.

Dated this ____ day of the month of ______, 2000.

PECONIC FUND LTD.                        PARKERVISION, INC.

By:_____________________________         By:_______________________________
   Name:                                    Name: Jeffrey L. Parker
   Title:                                   Title: Chief Executive Officer

Notice Addresses:                        Jeffrey L. Parker, CEO
c/o Ramius Capital Group LLC             ParkerVision, Inc.
666 Third Avenue                         8493 Baymeadows Way
New York, NY 10017                       Jacksonville, Florida 32256
Facsimile:                               Facsimile: (904) 731-7125

                                         with a copy to

                                         David Alan Miller, Esq.
                                         Graubard Mollen & Miller
                                         600 Third Avenue
                                         New York, NY  10016
                                         Facsimile (212) 818-888

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